Exhibit 25(a)


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________

                                  FORM T-1

                           STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

       Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ________________________

                                CITIBANK, N.A.
             (Exact name of trustee as specified in its charter)

		  				        13-5266470
						        (I.R.S. employer
						        identification no.)

     399 Park Avenue, New York, New York		10043
     (Address of principal executive office)		(Zip Code)
                            _______________________

                            The Montana Power Company
              (Exact name of obligor as specified in its charter)

     Montana						81-0170530
     (State or other jurisdiction of			(I.R.S. employer
     incorporation or organization)			identification no.)

	     40 East Broadway
	     Butte, Montana				59701-9394
     (Address of principal executive offices)		(Zip Code)

                            _________________________

                                Debt Securities
                       (Title of the indenture securities)

      Item 1.	General Information.

		Furnish the following information as to the trustee:

	(a)	Name and address of each examining or supervising authority
                to which it is subject.

		Name					Address
                ----                                    -------
		Comptroller of the Currency		Washington, D.C.

		Federal Reserve Bank of New York	New York, NY
		33 Liberty Street
		New York, NY

		Federal Deposit Insurance Corporation	Washington, D.C.

	(b)	Whether it is authorized to exercise corporate trust powers.

		Yes.

     Item 2.	Affiliations with Obligor.

		If the obligor is an affiliate of the trustee, describe each such affiliation.

			None.

     Item 16.	List of Exhibits.

		List below all exhibits filed as a part of this Statement of Eligibility.

	        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

	        Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

	        Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

        	Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

	        Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

		Exhibit 5 - Not applicable.

	        Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

	        Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of September 30, 1996 - attached)

		Exhibit 8 -  Not applicable.

		Exhibit 9 -  Not applicable.

                            __________________


                                 SIGNATURE

	  Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 29th day of November, 1996.



						CITIBANK, N.A.

						By	 /s/P. DeFelice
                                                    ------------------------
						    P. DeFelice
						    Vice President

                                  Charter No. 1461
                             Comptroller of the Currency
                                Northeastern District
                                REPORT OF CONDITION
                                   CONSOLIDATING
                                DOMESTIC AND FOREIGN
                                   SUBSIDIARIES OF

                                    CITIBANK, N.A.

                   of New York in the State of New York, at the close of business on September 30, 1996, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                               ASSETS
                                                           THOUSANDS
                                                           OF DOLLARS

                Cash and balances due from de-
	          pository institutions:
	          Noninterest-bearing balances
	            and currency and coin	         $   8,647,000
        	Interest-bearing balances		    13,006,000
                Held-to-maturity securities		             0
                Available-for-sale securities		    22,101,000
                Federal funds sold and securities
	          purchased under agreements to
	          resell in domestic offices of the
	          bank and of its Edge and Agree-
	          ment subsidiaries, and in IBFs:
	          Federal funds sold		             4,263,000
	          Securities purchased under
	          agreements to resell		               370,000
                Loans and lease financing receiv-
	          ables:
	        Loans and Leases, net of un-
	           earned income	     $147,806,000
	        LESS: Allowance for loan
	           and lease losses		4,386,000
	        LESS: Allocated transfer
	           risk reserve		                0
                                             ------------
                Loans and leases, net of un-
	          earned income, allowance,
	          and reserve		                   143,420,000
                  Trading assets	                    24,655,000
                Premises and fixed assets (includ-
	          ing capitalized leases)	             3,547,000
                Other real estate owned		               708,000
                Investments in unconsolidated
	          subsidiaries and associated com-
	          panies		                     1,220,000
                Customers' liability to this bank
	          on acceptances outstanding		     2,270,000
                Intangible assets		               105,000
                Other assets		                     7,084,000
                                                         -------------
                TOTAL ASSETS	                         $ 231,396,000
                                                         =============

                                    LIABILITIES
                Deposits:
	          In domestic offices	                 $  35,623,000
	          Noninterest-
	            bearing	             $ 13,178,000
	          Interest-
	            bearing		       22,445,000
                                             ------------
                In foreign offices, Edge and
	          Agreement subsidiaries, and
	          IBFs		                           130,945,000
	          Noninterest-
	          bearing	                8,792,000
	          Interest-
	          bearing	              122,153,000
                                             ------------
                Federal funds purchased and se-
	          curities sold under agreements
	          to repurchase in domestic offices
	          of the bank and of its Edge and
	          Agreement subsidiaries, and in
	          IBFs:
	            Federal funds purchased		     1,872,000
	            Securities sold under agree-
	            ments to repurchase		               398,000
	            Demand notes issued to
	            the U.S. Treasury		                     0
                Trading liabilities		            17,042,000
                Other borrowed money:
	          With a remaining maturity of one
	          year or less		                     9,839,000
	          With a remaining maturity of more
	          than one year		                     4,014,000
                Mortgage indebtedness and obli-
	          gations under capitalized leases	       137,000
                Bank's liability on acceptances ex-
	          ecuted and outstanding		     2,316,000
                Subordinated notes and
                debentures		                     4,700,000
                Other liabilities		             8,549,000
                                                         -------------
                TOTAL LIABILITIES	                 $ 215,435,000
                                                         =============
                Limited-life preferred stock
	          and related surplus		                     0

                                  EQUITY CAPITAL
                Perpetual preferred stock
	          and related surplus		                     0
                Common stock	                         $     751,000
                Surplus		                             6,895,000
                Undivided profits and capital re-
	          serves		                     8,308,000
                Net unrealized holding gains (losses)
	          on available-for-sale securities	       590,000
                Cumulative foreign currency
	          translation adjustments		      (583,000)
                                                         -------------
                TOTAL EQUITY CAPITAL	                 $  15,961,000
                                                         -------------
                TOTAL LIABILITIES, LIMITED-
	          LIFE PREFERRED STOCK, AND
	          EQUITY CAPITAL	                 $ 231,396,000
                                                         =============

                I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                       ROGER W. TRUPIN
                                                            CONTROLLER

                We, the undersigned directors, attest to the correctness of this Report of Condition.
                We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                                       PAUL J. COLLINS
                                                          JOHN S. REED
                                                     WILLIAM R. RHODES
                                                             DIRECTORS